1 Industrial Logistics Properties Trust First Quarter 2024 Financial Results and Supplemental Information April 30, 2024 Exhibit 99.2 1151 South Graham Road Greenwood, IN 615,284 Square Feet ILPT Ownership 61%

# Table of Contents

INDUSTRIAL LOGISTICS PROPERTIES TRUST

**QUARTERLY RESULTS**

Industrial Logistics Properties Trust Announces First Quarter 2024 Financial Results ........ 4
First Quarter 2024 Highlights ........ 5

**FINANCIALS**

Key Financial Data ........ 7
Condensed Consolidated Statements of Income (Loss) ........ 8
Condensed Consolidated Balance Sheets ........ 9
Debt Summary ........ 10
Debt Maturity Schedule ........ 11
Leverage and Coverage Ratios ........ 12
Capital Expenditures Summary ........ 13

**PORTFOLIO INFORMATION**

Same Property Results ........ 15
Occupancy and Leasing Summary ........ 16
Tenant Credit Characteristics and Concentration ........ 17
Portfolio Lease Expiration and Reset Schedules ........ 18
Key Financial Data by Investment Portfolio ........ 19

**JOINT VENTURES**

Consolidated Joint Venture - Mountain Industrial REIT LLC ........ 21 - 24
Unconsolidated Joint Venture - The Industrial Fund REIT LLC ........ 25

**APPENDIX**

Calculation and Reconciliation of NOI and Cash Basis NOI ........ 27
Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI ........ 28
Calculation of EBITDA, EBITDAre and Adjusted EBITDAre ........ 29
Calculation of FFO, Normalized FFO and CAD ........ 30 - 31
Company Profile, Research Coverage and Governance Information ........ 32
Non-GAAP Financial Measures and Certain Definitions ........ 33 - 35

**WARNING CONCERNING FORWARD-LOOKING STATEMENTS** ........ 36

ILPT
Nasdaq Listed

**Trading Symbols:**
Common Shares: ILPT

**Investor Relations Contact**
Kevin Brady, Director
(617) 231-3017
kevin.brady@ilptreit.com

**Corporate Headquarters**
Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458-1634

All amounts in this presentation are unaudited.

Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

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Q1 2024 2

3Q1 2024RETURN TO TABLE OF CONTENTS Quarterly Results

4Q1 2024RETURN TO TABLE OF CONTENTS "Our first quarter results continued to highlight the strong operating fundamentals of our portfolio, as the majority of our key financial metrics increased year over year and sequentially. Leasing velocity also remained robust, as we completed nearly two million square feet of leasing, including rent resets, at weighted average rental rates that were 38.3% higher than prior rental rates for the same space. Highlighted in these results was robust renewal activity of 1.8 million square feet which showcases the continued demand for our high quality assets and our ability to achieve organic cash flow growth while maintaining portfolio stability." Yael Duffy President and Chief Operating Officer INDUSTRIAL LOGISTICS PROPERTIES TRUST ANNOUNCES FIRST QUARTER 2024 FINANCIAL RESULTS Newton, MA (April 30, 2024): Industrial Logistics Properties Trust (Nasdaq: ILPT) today announced its financial results for the quarter ended March 31, 2024. Dividend On April 11, 2024, ILPT declared a quarterly distribution on its common shares of $0.01 per share to shareholders of record as of the close of business on April 22, 2024. This distribution will be paid on or about May 16, 2024. Conference Call A conference call to discuss ILPT's first quarter results will be held on Wednesday, May 1, 2024 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (877) 418-4826 or (412) 902-6758 (if calling from outside the United States and Canada); a pass code is not required. A replay of the conference call will be available for one week by dialing (877) 344-7529; the replay pass code is 1939768. A live audio webcast of the conference call will also be available in a listen- only mode on ILPT’s website, at www.ilptreit.com. The archived webcast will be available for replay on ILPT’s website after the call. The transcription, recording and retransmission in any way of ILPT's first quarter conference call are strictly prohibited without the prior written consent of ILPT. About Industrial Logistics Properties Trust ILPT is a real estate investment trust, or REIT, focused on owning and leasing high quality industrial and logistics properties. As of March 31, 2024, ILPT’s portfolio consisted of 411 properties containing approximately 59.9 million rentable square feet located in 39 states. Approximately 77% of ILPT’s annualized rental revenues as of March 31, 2024 are derived from investment grade tenants, tenants that are subsidiaries of investment grade rated entities or Hawaii land leases. ILPT is managed by The RMR Group (Nasdaq: RMR), a leading U.S. alternative asset management company with over $41 billion in assets under management as of March 31, 2024 and more than 35 years of institutional experience in buying, selling, financing and operating commercial real estate. ILPT is headquartered in Newton, MA. For more information, visit www.ilptreit.com.

5Q1 2024RETURN TO TABLE OF CONTENTS Portfolio Update • Portfolio occupancy grew to 99.0%, representing an increase of 20 basis points quarter-over-quarter. • Executed 1,981,000 square feet of total leasing, including rent resets, at weighted average rental rates that were 38.3% higher than prior rental rates for the same space. • Lease renewals accounted for 90% of leasing activity, which highlights strong tenant retention and continued demand for ILPT's high quality portfolio of warehouse and distribution assets. • Stable cash flows from a portfolio with 76.6% of annualized rental revenues generated from leases with investment grade tenants (or their subsidiaries) and Hawaii land leases with a weighted average lease term (by annualized rental revenues) of 8.0 years. Financial Results • Net loss attributable to common shareholders was $23.4 million, or $0.36 per diluted share. • Normalized FFO attributable to common shareholders was $9.5 million, or $0.14 per diluted share. • Adjusted EBITDAre increased by 4.6% to $84.4 million compared to the first quarter of 2023. • Same property NOI and same property Cash Basis NOI increased by 2.0% and 2.3%, respectively, compared to the first quarter of 2023. Financing Activities • In March 2024, Mountain JV exercised the first of its three, one year options to extend the maturity date of its $1.4 billion floating rate loan. As part of the extension, Mountain JV purchased a one year interest rate cap for $26.2 million with a SOFR strike rate equal to 3.04%. First Quarter 2024 Highlights (As of and for the three months ended March 31, 2024, unless otherwise noted)

6Q1 2024RETURN TO TABLE OF CONTENTS Financials

# Key Financial Data

INDUSTRIAL LOGISTICS PROPERTIES TRUST

*(dollars in thousands, except per share data)*

| | As of and for the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 3/31/2024 | 12/31/2023 | 9/30/2023 | 6/30/2023 | 3/31/2023 |
| **Selected Income Statement Data:** | | | | | |
| Rental income | $ 112,235 | $ 108,895 | $ 110,142 | $ 108,043 | $ 110,258 |
| Net loss | $ (33,902) | $ (41,402) | $ (36,191) | $ (36,580) | $ (35,546) |
| Net loss attributable to common shareholders | $ (23,403) | $ (31,240) | $ (26,112) | $ (25,828) | $ (24,809) |
| NOI | $ 86,052 | $ 84,887 | $ 85,309 | $ 84,424 | $ 84,473 |
| Cash Basis NOI | $ 82,196 | $ 81,453 | $ 81,643 | $ 80,827 | $ 80,441 |
| Adjusted EBITDAre | $ 84,400 | $ 83,072 | $ 83,194 | $ 81,331 | $ 80,712 |
| FFO attributable to common shareholders | $ 9,450 | $ 7,799 | $ 7,945 | $ 7,375 | $ 7,916 |
| Normalized FFO attributable to common shareholders | $ 9,450 | $ 8,086 | $ 7,945 | $ 7,594 | $ 7,916 |
| CAD attributable to common shareholders | $ 11,928 | $ 8,948 | $ 10,505 | $ 9,803 | $ 10,182 |
| Rolling four quarter CAD attributable to common shareholders | $ 41,184 | $ 39,438 | $ 35,238 | $ 33,023 | $ 42,701 |
| **Per Common Share Data (basic and diluted):** | | | | | |
| Net loss attributable to common shareholders | $ (0.36) | $ (0.48) | $ (0.40) | $ (0.40) | $ (0.38) |
| FFO attributable to common shareholders | $ 0.14 | $ 0.12 | $ 0.12 | $ 0.11 | $ 0.12 |
| Normalized FFO attributable to common shareholders | $ 0.14 | $ 0.12 | $ 0.12 | $ 0.12 | $ 0.12 |
| CAD attributable to common shareholders | $ 0.18 | $ 0.14 | $ 0.16 | $ 0.15 | $ 0.16 |
| Rolling four quarter CAD attributable to common shareholders | $ 0.63 | $ 0.60 | $ 0.54 | $ 0.51 | $ 0.65 |
| **Dividends:** | | | | | |
| Annualized dividends paid per share | $ 0.04 | $ 0.04 | $ 0.04 | $ 0.04 | $ 0.04 |
| Annualized dividend yield (at end of period) | 0.9% | 0.9% | 1.4% | 1.2% | 1.3% |
| Annualized Normalized FFO attributable to common shareholders payout ratio | 7.1% | 8.3% | 8.3% | 8.3% | 8.3% |
| CAD attributable to common shareholders payout ratio | 5.6% | 7.1% | 6.3% | 6.7% | 6.3% |
| Rolling four quarter CAD attributable to common shareholders payout ratio | 6.3% | 6.7% | 7.4% | 7.8% | 6.2% |
| **Selected Balance Sheet Data:** | | | | | |
| Total gross assets | $ 5,956,536 | $ 5,961,129 | $6,000,494 | $5,997,715 | $5,939,557 |
| Total assets | $ 5,527,569 | $ 5,563,675 | $5,634,315 | $5,662,080 | $5,634,976 |
| Total liabilities | $ 4,405,069 | $ 4,401,896 | $4,416,177 | $4,400,791 | $4,348,801 |
| Total equity | $ 1,122,500 | $ 1,161,779 | $1,218,138 | $1,261,289 | $1,286,175 |

| | As of 3/31/2024 |
|---|---|
| **Capitalization:** | |
| Total common shares | 65,831,530 |
| Closing price | $ 4.29 |
| Equity market capitalization | $ 282,417 |
| Debt | 4,321,478 |
| Total market capitalization | $ 4,603,895 |
| **Liquidity:** | |
| Cash and cash equivalents | 128,394 |
| Total liquidity | $ 128,394 |


650 Braselton Parkway
Braselton, GA
373,750 Square Feet
ILPT Ownership: 61%

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Q1 2024 7

8Q1 2024RETURN TO TABLE OF CONTENTS Condensed Consolidated Statements of Income (Loss) Three Months Ended March 31, 2024 2023 Rental income $ 112,235 $ 110,258 Expenses: Real estate taxes 15,861 16,467 Other operating expenses 10,322 9,318 Depreciation and amortization 43,577 45,457 General and administrative 7,689 7,907 Total expenses 77,449 79,149 Interest and other income 2,852 1,146 Interest expense (73,230) (70,771) Loss on sale of real estate — (974) Loss before income taxes and equity in earnings of unconsolidated joint venture (35,592) (39,490) Income tax expense (33) (17) Equity in earnings of unconsolidated joint venture 1,723 3,961 Net loss (33,902) (35,546) Net loss attributable to noncontrolling interest 10,499 10,737 Net loss attributable to common shareholders $ (23,403) $ (24,809) Weighted average common shares outstanding (basic and diluted) 65,556 65,309 Net loss per share attributable to common shareholders (basic and diluted) $ (0.36) $ (0.38) (amounts in thousands, except per share data) 17001 Mercury Street Gardner, KS 645,462 Square Feet ILPT Ownership: 100%

9Q1 2024RETURN TO TABLE OF CONTENTS Condensed Consolidated Balance Sheets March 31, December 31, 2024 2023 ASSETS Real estate properties $ 5,170,771 $ 5,169,552 Accumulated depreciation (428,967) (397,454) Total real estate properties, net 4,741,804 4,772,098 Investment in unconsolidated joint venture 116,093 115,360 Acquired real estate leases, net 231,621 243,521 Cash and cash equivalents 128,394 112,341 Restricted cash and cash equivalents 108,083 133,382 Rents receivable 116,170 119,170 Other assets, net 85,404 67,803 Total assets $ 5,527,569 $ 5,563,675 LIABILITIES AND EQUITY Mortgages and notes payable, net $ 4,307,999 $ 4,305,941 Accounts payable and other liabilities 73,923 72,455 Assumed real estate lease obligations, net 17,608 18,534 Due to related persons 5,539 4,966 Total liabilities 4,405,069 4,401,896 Commitments and contingencies Equity attributable to common shareholders 643,225 669,954 Noncontrolling interest 479,275 491,825 Total equity 1,122,500 1,161,779 Total liabilities and equity $ 5,527,569 $ 5,563,675 (dollars in thousands) 13509 Waterworks Street Jacksonville, FL 304,859 Square Feet ILPT Ownership: 100%

# Debt Summary

INDUSTRIAL LOGISTICS PROPERTIES TRUST

**As of March 31, 2024**
*(dollars in thousands)*

| Entity | Type | Secured By | Interest Rate [1] | Principal Balance | Maturity Date | Years to Maturity |
|---|---|---|---|---|---|---|
| ILPT | Floating rate - interest only [2] | 69 mainland and 35 Hawaii properties | 6.18% | $ 1,235,000 | 10/09/2024 | 0.5 |
| ILPT | Fixed rate - interest only | 186 Hawaii properties | 4.31% | 650,000 | 02/07/2029 | 4.9 |
| ILPT | Fixed rate - interest only | 17 mainland properties | 4.42% | 700,000 | 03/09/2032 | 7.9 |
| Mountain JV | Floating rate - interest only [3] | 82 mainland properties | 5.81% | 1,400,000 | 03/09/2025 | 0.9 |
| Mountain JV | Fixed rate - interest only | Four mainland properties | 6.25% | 91,000 | 06/10/2030 | 6.2 |
| Mountain JV | Fixed rate - amortizing | One mainland property | 3.67% | 11,045 | 05/01/2031 | 7.1 |
| Mountain JV | Fixed rate - amortizing | One mainland property | 4.14% | 12,601 | 07/01/2032 | 8.3 |
| Mountain JV | Fixed rate - amortizing | One mainland property | 4.02% | 28,026 | 10/01/2033 | 9.5 |
| Mountain JV | Fixed rate - amortizing | One mainland property | 4.13% | 39,198 | 11/01/2033 | 9.6 |
| Mountain JV | Fixed rate - amortizing | One mainland property | 3.10% | 23,989 | 06/01/2035 | 11.2 |
| Mountain JV | Fixed rate - amortizing | One mainland property | 2.95% | 38,730 | 01/01/2036 | 11.8 |
| Mountain JV | Fixed rate - amortizing | One mainland property | 4.27% | 43,269 | 11/01/2037 | 13.6 |
| Mountain JV | Fixed rate - amortizing | One mainland property | 3.25% | 48,620 | 01/01/2038 | 13.8 |
| | Weighted average / total | | 5.35% | $ 4,321,478 | | 3.2 |

(1) Interest rates reflect the impact of interest rate caps, as applicable.

(2) This loan has three, one year extension options, subject to the satisfaction of certain conditions, and requires that interest be paid at an annual rate of SOFR plus a weighted average premium of 3.93%. ILPT purchased an interest rate cap through October 2024 with a SOFR strike rate equal to 2.25%.

(3) This loan requires that interest be paid at an annual rate of SOFR plus a premium of 2.77%. In March 2024, Mountain JV exercised the first of its three, one year options to extend the maturity date of this loan and purchased a one year interest rate cap with a SOFR strike rate equal to 3.04%.

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Q1 2024 10

11Q1 2024RETURN TO TABLE OF CONTENTS (1) In March 2024, Mountain JV exercised the first of its three, one year options to extend the maturity date of its secured floating rate loan. (2) This secured floating rate loan matures in October 2024, subject to three, one year extension options. Debt Maturity Schedule (dollars in millions) As of March 31, 2024 Current Maturity Date Pr in ci p al $1,235.0 $1,400.0$13.7 $18.8 $19.5 $20.2 $21.0 $1,593.3 Secured fixed rate debt Secured floating rate debt of consolidated joint venture Secured floating rate debt 2024 2025 2026 2027 2028 Thereafter (1) (2) 1800 Union Airpark Boulevard Union, OH 1,791,246 Square Feet ILPT Ownership: 22%

12Q1 2024RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Leverage Ratios: Net debt / total gross assets 68.6% 68.4% 68.5% 68.8% 69.7% Net debt / gross book value of real estate assets 71.7% 71.3% 71.7% 72.2% 72.4% Net debt / total market capitalization 88.7% 88.0% 90.9% 90.6% 92.3% Secured debt / total assets 78.2% 77.8% 76.9% 76.6% 76.0% Variable rate debt / net debt 64.5% 64.6% 64.1% 63.9% 63.7% Coverage Ratios: Net debt / annualized Adjusted EBITDAre 12.1x 12.3x 12.3x 12.7x 12.8x Adjusted EBITDAre / interest expense 1.2x 1.1x 1.1x 1.1x 1.1x Leverage and Coverage Ratios 2020 Joe B. Jackson Parkway Murfreesboro, TN 1,016,281 Square Feet ILPT Ownership: 100%

13Q1 2024RETURN TO TABLE OF CONTENTS (dollars in thousands) For the Three Months Ended 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Tenant improvements and leasing costs $ 2,571 $ 2,619 $ 1,241 $ 2,498 $ 2,040 Building improvements 802 2,406 2,720 1,283 370 Recurring capital expenditures 3,373 5,025 3,961 3,781 2,410 Development, redevelopment and other activities — 381 1,314 3,870 2,521 Total capital expenditures $ 3,373 $ 5,406 $ 5,275 $ 7,651 $ 4,931 Capital Expenditures Summary 5000 Commerce Way Petersburg, VA 1,016,065 Square Feet ILPT Ownership: 22%

14Q1 2024RETURN TO TABLE OF CONTENTS Portfolio Information

15Q1 2024RETURN TO TABLE OF CONTENTS (dollars and sq. ft. in thousands) As of and for the Three Months Ended 3/31/2024 3/31/2023 Properties 411 411 Square feet (1) 59,893 59,951 Percent leased 99.0% 98.7% Rental income $ 112,235 $ 110,195 NOI $ 86,085 $ 84,427 NOI % change 2.0% Cash Basis NOI $ 82,229 $ 80,395 Cash Basis NOI % change 2.3% Same Property Results 900 Commerce Parkway West Drive Greenwood, IN 294,338 Square Feet ILPT Ownership: 100% (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases.

# Occupancy and Leasing Summary [1]

INDUSTRIAL LOGISTICS PROPERTIES TRUST

*(dollars and sq. ft. in thousands, except per sq. ft. data)*

| | As of and for the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 3/31/2024 | 12/31/2023 | 9/30/2023 | 6/30/2023 | 3/31/2023 |
| Properties | 411 | 411 | 413 | 413 | 413 |
| Total sq. ft. | 59,893 | 59,951 | 59,983 | 59,983 | 59,983 |
| Percentage leased | 99.0% | 98.8% | 98.9% | 99.1% | 98.7% |
| **Leasing Activity (Sq. Ft.):** | | | | | |
| New leases | 90 | 276 | 64 | 494 | 36 |
| Renewals | 1,785 | 1,220 | 694 | 1,091 | 1,107 |
| Rent resets | 106 | 38 | – | 382 | – |
| Expirations | (1,811) | (1,563) | (857) | (1,363) | (1,370) |
| **% Change in GAAP Rent:** | | | | | |
| New leases | 48.1% | 65.9% | (15.7%) | 36.5% | 51.4% |
| Renewals | 38.5% | 16.2% | 16.9% | 25.5% | 13.9% |
| Rent resets | 27.5% | 28.0% | –% | 29.9% | –% |
| Weighted average (by sq. ft.) | 38.3% | 19.7% | 13.5% | 29.6% | 15.1% |
| **Leasing Costs and Concession Commitments:** | | | | | |
| New leases | $ 717 | $ 1,528 | $ 140 | $ 2,920 | $ 160 |
| Renewals | 2,754 | 2,122 | 1,301 | 975 | 1,777 |
| Total | $ 3,471 | $ 3,650 | $ 1,441 | $ 3,895 | $ 1,937 |
| **Leasing Costs and Concession Commitments per Sq. Ft.:** | | | | | |
| New leases | $ 7.96 | $ 5.53 | $ 2.21 | $ 5.91 | $ 4.44 |
| Renewals | $ 1.54 | $ 1.74 | $ 1.87 | $ 0.89 | $ 1.60 |
| Weighted average | $ 1.85 | $ 2.44 | $ 1.90 | $ 2.46 | $ 1.69 |
| **Weighted Average Lease Term by Sq. Ft. (Years):** | | | | | |
| New leases | 19.4 | 3.9 | 4.9 | 11.6 | 18.0 |
| Renewals | 5.6 | 7.3 | 4.0 | 7.7 | 8.6 |
| Weighted average | 6.2 | 6.7 | 4.1 | 8.9 | 8.9 |
| **Leasing Costs and Concession Commitments per Sq. Ft. per Year:** | | | | | |
| New leases | $ 0.41 | $ 1.41 | $ 0.45 | $ 0.51 | $ 0.25 |
| Renewals | $ 0.28 | $ 0.24 | $ 0.47 | $ 0.12 | $ 0.19 |
| Weighted average | $ 0.30 | $ 0.37 | $ 0.46 | $ 0.28 | $ 0.19 |

(1) The leasing summary is based on leases entered into during the periods indicated.


Holland

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Q1 2024 16

# Tenant Credit Characteristics and Concentration

INDUSTRIAL LOGISTICS PROPERTIES TRUST

**As of March 31, 2024**

*(dollars and sq. ft. in thousands)*

| Tenant Credit Characteristics | % of Total Annualized Rental Revenues |
|---|---|
| Investment grade rated | 18.4% |
| Subsidiaries of investment grade rated parent entities | 36.9% |
| Other leased Hawaii lands | 21.3% |
| Subtotal investment grade rated, subsidiaries of investment grade rated parent entities and other leased Hawaii lands | 76.6% |
| Other unrated or non-investment grade | 23.4% |
| | 100.0% |

| | Tenants with 1% or More of Total Annualized Rental Revenues | States | No. of Properties | Leased Sq. Ft. | % of Total Leased Sq. Ft. | % of Total Annualized Rental Revenues |
|---|---|---|---|---|---|---|
| 1 | FedEx Corporation / FedEx Ground Package System, Inc. | Various (34 States) | 80 | 12,851 | 21.7% | 28.9% |
| 2 | Amazon.com Services, Inc. / Amazon.com Services LLC | AL, IN, OK, SC, TN, VA | 8 | 4,539 | 7.7% | 6.7% |
| 3 | Home Depot U.S.A., Inc. | GA, HI | 2 | 956 | 1.6% | 2.2% |
| 4 | American Tire Distributors, Inc. | CO, LA, NE, NY, OH | 5 | 722 | 1.2% | 1.6% |
| 5 | UPS Supply Chain Solutions, Inc. | NH, NY | 3 | 794 | 1.3% | 1.5% |
| 6 | Restoration Hardware, Inc. | MD | 1 | 1,195 | 2.0% | 1.5% |
| 7 | Servco Pacific, Inc. | HI | 7 | 629 | 1.1% | 1.4% |
| 8 | Par Pacific Holdings Inc. | HI | 4 | 3,164 | 5.3% | 1.2% |
| 9 | DHL Group | SC | 1 | 945 | 1.6% | 1.2% |
| 10 | TD SYNNEX Corporation | OH | 2 | 939 | 1.6% | 1.1% |
| 11 | Berkshire Hathaway Inc. | GA | 1 | 832 | 1.4% | 1.0% |
| | | | 114 | 27,566 | 46.5% | 48.3% |


9215-9347 Pendleton Pike
Lawrence, IN
534,769 Square Feet
ILPT Ownership: 100%

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Q1 2024 17

# Portfolio Lease Expiration and Reset Schedules

INDUSTRIAL LOGISTICS PROPERTIES TRUST

**As of March 31, 2024**

*(dollars and sq. ft. in thousands)*

| Period/Year | No. of Leases | Leased Square Feet Expiring | % of Total Leased Square Feet Expiring | Cumulative % of Total Leased Square Feet Expiring | Annualized Rental Revenues Expiring | % of Total Annualized Rental Revenues Expiring | Cumulative % of Total Annualized Rental Revenues Expiring |
|---|---|---|---|---|---|---|---|
| 2024 | 32 | 4,017 | 6.8% | 6.8% | $ 20,420 | 4.6% | 4.6% |
| 2025 | 34 | 4,355 | 7.3% | 14.1% | 26,598 | 6.0% | 10.6% |
| 2026 | 32 | 4,174 | 7.0% | 21.1% | 29,664 | 6.7% | 17.3% |
| 2027 | 38 | 8,738 | 14.7% | 35.8% | 53,275 | 12.1% | 29.4% |
| 2028 | 41 | 6,066 | 10.2% | 46.0% | 45,274 | 10.3% | 39.7% |
| Thereafter | 213 | 31,963 | 54.0% | 100.0% | 265,595 | 60.3% | 100.0% |
| Total | 390 | 59,313 | 100.0% | | $ 440,826 | 100.0% | |
| Weighted average remaining lease term (years) | | 7.0 | | | 8.0 | | |

| Scheduled Rent Resets at Hawaii Properties: | Total | 2024 | 2025 | 2026 | 2027 | 2028 | Thereafter |
|---|---|---|---|---|---|---|---|
| Reset sq. ft. | 3,384 | – | 204 | 154 | 86 | – | 2,940 |
| Percent [1] | | n/m | 1.2% | 0.9% | 0.5% | n/m | 17.7% |
| Annualized rental revenues | $ 22,450 | $ – | $ 1,002 | $ 1,315 | $ 795 | $ – | $ 19,338 |
| Percent [1] | | n/m | 0.8% | 1.1% | 0.6% | n/m | 15.7% |


158 West Yard Road
Feura Bush, NY
354,000 Square Feet
ILPT Ownership: 100%

(1) Percent based on leased square feet and annualized rental revenues at Hawaii properties, excluding leased square feet and annualized rental revenues attributable to mainland properties.

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Q1 2024 18

# Key Financial Data by Investment Portfolio

INDUSTRIAL LOGISTICS PROPERTIES TRUST

*(dollars and sq. ft. in thousands, except per sq. ft. data)*

| | As of and for the Three Months Ended March 31, 2024 | | | | | |
|---|---|---|---|---|---|---|
| | ILPT Wholly Owned Properties | | | Mountain Industrial | | ILPT |
| | Mainland | Hawaii | Total | REIT LLC [1] | Other [2] | Consolidated |
| Ownership % | 100% | 100% | 100% | 61% | | |
| Properties | 90 | 226 | 316 | 94 | 1 | 411 |
| Sq. ft. | 22,119 | 16,729 | 38,848 | 20,981 | 64 | 59,893 |
| Occupancy % | 98.9% | 99.0% | 98.9% | 99.2% | 100.0% | 99.0% |
| **Selected Balance Sheet Data:** | | | | | | |
| Total gross assets | $ 1,814,875 | $ 727,437 | $ 2,542,312 | $ 3,154,781 | $ 259,443 | $ 5,956,536 |
| Total debt (principal) | $ 1,722,070 | $ 862,930 | $ 2,585,000 | $ 1,736,478 | $ – | $ 4,321,478 |
| **Selected Income Statement Data:** | | | | | | |
| Rental income | $ 37,987 | $ 31,447 | $ 69,434 | $ 42,363 | $ 438 | $ 112,235 |
| Net (loss) income | $ (19,559) | $ 9,776 | $ (9,783) | $ (26,953) | $ 2,834 | $ (33,902) |
| Net (loss) income attributable to common shareholders | $ (19,559) | $ 9,776 | $ (9,783) | $ (16,443) | $ 2,823 | $ (23,403) |
| NOI | $ 29,622 | $ 23,433 | $ 53,055 | $ 32,792 | $ 205 | $ 86,052 |
| Cash Basis NOI | $ 28,661 | $ 21,844 | $ 50,505 | $ 31,486 | $ 205 | $ 82,196 |
| Adjusted EBITDAre | $ 27,285 | $ 22,493 | $ 49,778 | $ 30,147 | $ 4,475 | $ 84,400 |
| Normalized FFO attributable to common shareholders | $ (3,565) | $ 10,506 | $ 6,941 | $ (166) | $ 2,675 | $ 9,450 |
| CAD attributable to common shareholders | $ 952 | $ 9,292 | $ 10,244 | $ (855) | $ 2,539 | $ 11,928 |
| **Key Ratios:** | | | | | | |
| Annualized Cash Basis NOI / total gross assets | 6.3% | 12.0% | 7.9% | 4.0% | | 5.5% |
| Net debt / annualized Adjusted EBITDAre | 15.8x | 9.6x | 13.0x | 13.5x | | 12.1x |
| **Select Quarterly Leasing Activity:** | | | | | | |
| Leasing activity (sq. ft.): | 945 | 389 | 1,334 | 647 | – | 1,981 |
| % change in GAAP rent (weighted average by sq. ft.): | 72.6% | 29.2% | 49.5% | 9.0% | n/m | 38.3% |
| Weighted average lease term by sq. ft. (years): | 5.2 | 13.2 | 8.1 | 4.8 | – | 6.2 |

(1) With the exception of measures attributable to common shareholders, amounts shown reflect 100% ownership interest of this joint venture, not ILPT's proportionate share thereof. Amounts presented are derived from GAAP information and may not be comparable to amounts reflected in this joint venture's standalone financial information.

(2) Other includes data for: 100% of the ownership interest of one consolidated mainland property containing approximately 64 rentable square feet located in New Jersey in which ILPT has a 67% ownership interest attributable to common shareholders; any corporate assets and liabilities including ILPT's equity investment in its unconsolidated joint venture; and adjustments to remove the noncontrolling interest of Mountain JV from the balance sheet and income statement data.


Holland

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Q1 2024 19

20Q1 2024RETURN TO TABLE OF CONTENTS Joint Ventures

21Q1 2024RETURN TO TABLE OF CONTENTS GA: 12.5% TX: 10.1% OH: 9.9% IN: 8.5% NC: 5.9% FL: 5.1%MI: 4.6% NJ: 3.9% IL: 3.8% MS: 3.7% KS: 3.6% 16 Other States: 28.4% Consolidated Joint Venture - Mountain Industrial REIT LLC (dollars in thousands) Number of Leases Expiring 2 7 12 13 7 41 % of Total Annualized Rental Revenues Expiring 1.5% 7.1% 6.5% 13.4% 10.4% 61.1% A nn ua liz ed R ev en ue s Ex p ir in g 2024 2025 2026 2027 2028 Thereafter $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 Lease Expiration Schedule As of March 31, 2024 Major Tenants % of Annualized Rental Tenant Revenues FedEx Corporation / FedEx Ground Package System, Inc. 56.2% Amazon.com Services, Inc. / Amazon.com Services LLC 7.1% Home Depot U.S.A., Inc. 3.8% Berkshire Hathaway Inc. 2.8% Techtronic Industries Company Limited 2.6% Ulta Beauty, Inc. 2.5% Autoneum Holding AG 2.4% DSV Solutions Holding A/S 1.6% Beam Suntory Inc. 1.4% Treehouse Foods, Inc. 1.4% Geographic Diversification (1) (1) Based on the aggregate annualized rental revenues of ILPT's consolidated joint venture as of March 31, 2024.

22Q1 2024RETURN TO TABLE OF CONTENTS (dollars and sq. ft. in thousands) ILPT Number of Square Joint Venture Ownership Presentation Properties States Feet Mountain Industrial REIT LLC 61% Consolidated 94 27 20,981 (1) Amounts shown in the balance sheet reflect 100% ownership interest of this joint venture, not ILPT's proportionate share thereof. (2) ILPT's proportionate share of the principal amount of debt based on its ownership percentage of Mountain JV as of March 31, 2024 is $1,059,252. None of the debt is recourse to ILPT, subject to certain limitations. As of March 31, 2024 Consolidated Balance Sheets to the Consolidated Joint Venture (1) March 31, 2024 December 31, 2023 ASSETS Real estate properties $ 2,840,620 $ 2,840,142 Accumulated depreciation (163,438) (143,757) Total real estate properties, net 2,677,182 2,696,385 Acquired real estate leases, net 156,282 163,307 Cash and cash equivalents and restricted cash 106,712 131,159 Other assets, net 51,167 35,343 Total assets $ 2,991,343 $ 3,026,194 LIABILITIES Mortgage and notes payable, net (2) $ 1,735,458 $ 1,736,426 Other liabilities 35,869 37,954 Total liabilities $ 1,771,327 $ 1,774,380 Noncontrolling interest (39%) $ 475,417 $ 488,012 Consolidated Joint Venture - Mountain Industrial REIT LLC (Continued)

# Consolidated Joint Venture - Mountain Industrial REIT LLC (Continued)

INDUSTRIAL LOGISTICS PROPERTIES TRUST

*(dollars in thousands)*

| | Operating Information of the Consolidated Joint Venture (100%) | | Pro-Rata Operating Information of the Consolidated Joint Venture (ILPT Share) [(1)] | |
|---|---|---|---|---|
| | Three Months Ended March 31, | | Three Months Ended March 31, | |
| | 2024 | 2023 | 2024 | 2023 |
| Rental income | $ 42,363 | $ 43,066 | $ 25,841 | $ 26,270 |
| | | | | |
| Real estate taxes | 5,663 | 7,065 | 3,454 | 4,310 |
| Other operating expenses | 3,908 | 3,078 | 2,384 | 1,878 |
| Depreciation and amortization | 26,683 | 27,577 | 16,277 | 16,824 |
| General and administrative | 4,075 | 4,091 | 2,486 | 2,496 |
| Total expenses | 40,329 | 41,811 | 24,601 | 25,508 |
| | | | | |
| Interest and other income | 1,430 | 687 | 872 | 419 |
| Interest expense | (30,393) | (28,472) | (18,540) | (17,368) |
| Loss on sale of real estate | – | (974) | – | (594) |
| Loss before income taxes | (26,929) | (27,504) | (16,428) | (16,781) |
| Income tax expense | (24) | (14) | (15) | (9) |
| Net loss | $ (26,953) | $ (27,518) | $ (16,443) | $ (16,790) |
| | | | | |
| Net loss | $ (26,953) | $ (27,518) | $ (16,443) | $ (16,790) |
| Plus: depreciation and amortization | 26,683 | 27,577 | 16,277 | 16,824 |
| Plus: loss on sale of real estate | – | 974 | – | 594 |
| **FFO and Normalized FFO** | (270) | 1,033 | (166) | 628 |



2150 Stanley Road
Plainfield, IN
493,500 Square Feet
ILPT Ownership: 22%

(1) See page 34 for more information regarding Pro-Rata Operating Information of Consolidated Joint Venture.

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Q1 2024 23

24Q1 2024RETURN TO TABLE OF CONTENTS Operating Information of the Consolidated Joint Venture (100%) Pro-Rata Operating Information of the Consolidated Joint Venture (ILPT Share) (1) Three Months Ended March 31, Three Months Ended March 31, 2024 2023 2024 2023 Normalized FFO $ (270) $ 1,033 $ (166) $ 628 Plus: amortization of debt issuance costs 5,131 4,120 3,130 2,513 Minus: lease value amortization (1,306) (1,182) (797) (721) Minus: recurring capital expenditures (489) (1,193) (298) (728) Minus: principal amortization (4,466) (5,530) (2,724) (3,374) CAD $ (1,400) $ (2,752) $ (855) $ (1,682) Net loss $ (26,953) $ (27,518) $ (16,443) $ (16,790) Plus: interest expense 30,393 28,472 18,540 17,368 Plus: income tax expense 24 14 15 9 Plus: depreciation and amortization 26,683 27,577 16,277 16,824 EBITDA 30,147 28,545 18,389 17,411 Plus: loss on sale of real estate — 974 — 594 EBITDAre 30,147 29,519 18,389 18,005 Adjusted EBITDAre $ 30,147 $ 29,519 $ 18,389 $ 18,005 (dollars in thousands) 8411 Florida Mining Boulevard Tampa, FL 174,975 Square Feet ILPT Ownership: 61% Consolidated Joint Venture - Mountain Industrial REIT LLC (Continued) (1) See page 34 for more information regarding Pro-Rata Operating Information of Consolidated Joint Venture.

# Unconsolidated Joint Venture - The Industrial Fund REIT LLC (1)

INDUSTRIAL LOGISTICS PROPERTIES TRUST

**As of March 31, 2024**

*(dollars and sq. ft. in thousands)*

| Joint Venture | ILPT Ownership | Number of Properties | Number of States | Square Feet | Investment in Joint Venture |
|---|---|---|---|---|---|
| The Industrial Fund REIT LLC | 22% | 18 | 12 | 11,726 | $ 116,093 |

| | Three Months Ended March 31, 2024 | Three Months Ended March 31, 2023 |
|---|---|---|
| Rental income | $ 19,025 | $ 17,411 |
| | | |
| Real estate taxes | 2,717 | 2,454 |
| Other operating expenses | 2,518 | 2,161 |
| Depreciation and amortization | 7,802 | 8,246 |
| General and administrative | 990 | 985 |
| Total expenses | 14,027 | 13,846 |
| | | |
| Interest and other income | 137 | 64 |
| Interest expense | (6,302) | (5,197) |
| Loss before income taxes | (1,167) | (1,568) |
| Income tax expense | (5) | (5) |
| Net loss | $ (1,172) | $ (1,573) |
| | | |
| Distributions received (2) | $ 990 | $ 990 |

| Secured Debt | Interest Rate | Maturity Date | Principal Balance |
|---|---|---|---|
| Mortgage notes payable (secured by one property in Florida) (3) | 6.96% | 11/01/2028 | $ 65,000 |
| Mortgage notes payable (secured by six properties in four states) (4) | 5.30% | 10/01/2027 | 123,700 |
| Mortgage notes payable (secured by 11 properties in eight states) (3) | 3.33% | 11/07/2029 | 350,000 |
| Weighted average / total | 4.22% | | $ 538,700 |


2150 Stanley Road
Plainfield, IN
493,500 Square Feet
ILPT Ownership: 22%

(1) Amounts shown in the income statement and secured debt table reflect 100% ownership interest of this joint venture, not ILPT's proportionate share thereof.

(2) Represents ILPT's distributions from this joint venture, including distributions of proceeds from this joint venture's financing activities.

(3) The mortgage notes payable require interest only payments until their respective maturity dates.

(4) The $123,700 interest only floating rate loan requires that interest be paid at an annual rate of SOFR plus a premium of 1.80% through October 1, 2027. The Industrial Fund REIT LLC has purchased an interest rate cap through October 2025 with a SOFR strike rate equal to 3.50%.

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Q1 2024 25

26Q1 2024RETURN TO TABLE OF CONTENTS Appendix

INDUSTRIAL LOGISTICS PROPERTIES TRUST

# Calculation and Reconciliation of NOI and Cash Basis NOI

*(dollars in thousands)*

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 3/31/2024 | 12/31/2023 | 9/30/2023 | 6/30/2023 | 3/31/2023 |
| **Calculation of NOI and Cash Basis NOI:** | | | | | |
| Rental income | $ 112,235 | $ 108,895 | $ 110,142 | $ 108,043 | $ 110,258 |
| Real estate taxes | (15,861) | (13,560) | (14,926) | (15,100) | (16,467) |
| Other operating expenses | (10,322) | (10,448) | (9,907) | (8,519) | (9,318) |
| NOI | 86,052 | 84,887 | 85,309 | 84,424 | 84,473 |
| Non-cash straight line rent adjustments included in rental income | (3,489) | (3,068) | (3,414) | (3,355) | (3,762) |
| Lease value amortization included in rental income | (367) | (366) | (252) | (242) | (270) |
| Cash Basis NOI | $ 82,196 | $ 81,453 | $ 81,643 | $ 80,827 | $ 80,441 |
| | | | | | |
| **Reconciliation of net loss to NOI and Cash Basis NOI:** | | | | | |
| Net loss | $ (33,902) | $ (41,402) | $ (36,191) | $ (36,580) | $ (35,546) |
| Equity in (earnings) losses of unconsolidated joint venture | (1,723) | 6,521 | (719) | (2,743) | (3,961) |
| Income tax expense (benefit) | 33 | (9) | 51 | 45 | 17 |
| Loss before income taxes and equity in earnings of unconsolidated joint venture | (35,592) | (34,890) | (36,859) | (39,278) | (39,490) |
| Loss on early extinguishment of debt | – | – | – | 359 | – |
| (Gain) loss on sale of real estate | – | (2,684) | – | – | 974 |
| Interest expense | 73,230 | 72,979 | 72,941 | 71,846 | 70,771 |
| Interest and other income | (2,852) | (2,571) | (2,397) | (1,797) | (1,146) |
| (Recovery) loss on impairment of real estate | – | (98) | – | 254 | – |
| Acquisition and other transaction related costs | – | 287 | – | – | – |
| General and administrative | 7,689 | 7,414 | 7,712 | 8,131 | 7,907 |
| Depreciation and amortization | 43,577 | 44,450 | 43,912 | 44,909 | 45,457 |
| NOI | 86,052 | 84,887 | 85,309 | 84,424 | 84,473 |
| Non-cash straight line rent adjustments included in rental income | (3,489) | (3,068) | (3,414) | (3,355) | (3,762) |
| Lease value amortization included in rental income | (367) | (366) | (252) | (242) | (270) |
| Cash Basis NOI | $ 82,196 | $ 81,453 | $ 81,643 | $ 80,827 | $ 80,441 |


309 Dulty's Lane
Burlington, NJ
633,836 Square Feet
ILPT Ownership: 100%

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Q1 2024 27

28Q1 2024RETURN TO TABLE OF CONTENTS Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI (dollars in thousands) For the Three Months Ended March 31, 2024 2023 Reconciliation of NOI to Same Property NOI: Rental income $ 112,235 $ 110,258 Real estate taxes (15,861) (16,467) Other operating expenses (10,322) (9,318) NOI 86,052 84,473 Less: NOI of properties not included in same property results 33 (46) Same property NOI $ 86,085 $ 84,427 Calculation of Same Property Cash Basis NOI: Same property NOI $ 86,085 $ 84,427 Less: Non-cash straight line rent adjustments included in rental income (3,489) (3,762) Lease value amortization included in rental income (367) (270) Same property Cash Basis NOI $ 82,229 $ 80,395 3779 Lake Shore Road Hamburg, NY 338,584 Square Feet ILPT Ownership: 61%

29Q1 2024RETURN TO TABLE OF CONTENTS Calculation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) For the Three Months Ended 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Net loss $ (33,902) $ (41,402) $ (36,191) $ (36,580) $ (35,546) Plus: interest expense 73,230 72,979 72,941 71,846 70,771 Plus: income tax expense (benefit) 33 (9) 51 45 17 Plus: depreciation and amortization 43,577 44,450 43,912 44,909 45,457 EBITDA 82,938 76,018 80,713 80,220 80,699 (Recovery) loss on impairment of real estate — (98) — 254 — (Gain) loss on sale of real estate — (2,684) — — 974 Equity in (earnings) losses of unconsolidated joint venture (1,723) 6,521 (719) (2,743) (3,961) Share of EBITDAre from unconsolidated joint venture 2,846 2,717 2,724 2,674 2,613 EBITDAre 84,061 82,474 82,718 80,405 80,325 Plus: acquisition and other transaction related costs — 287 — — — Plus: general and administrative expense paid in common shares (1) 339 311 476 567 387 Plus: loss on early extinguishment of debt — — — 359 — Adjusted EBITDAre $ 84,400 $ 83,072 $ 83,194 $ 81,331 $ 80,712 (1) Amounts represent equity based compensation to ILPT's trustees and officers and certain other employees of RMR.

30Q1 2024RETURN TO TABLE OF CONTENTS Calculation of FFO, Normalized FFO and CAD (dollars in thousands) For the Three Months Ended 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Net loss attributable to common shareholders $ (23,403) $ (31,240) $ (26,112) $ (25,828) $ (24,809) Equity in (earnings) losses of unconsolidated joint venture (1,723) 6,521 (719) (2,743) (3,961) (Gain) loss on sale of real estate — (2,684) — — 974 (Recovery) loss on impairment of real estate — (98) — 254 — Depreciation and amortization 43,577 44,450 43,912 44,909 45,457 Share of FFO from unconsolidated joint venture 1,459 1,367 1,446 1,502 1,468 FFO adjustments attributable to noncontrolling interest (10,460) (10,517) (10,582) (10,719) (11,213) FFO attributable to common shareholders 9,450 7,799 7,945 7,375 7,916 Loss on early extinguishment of debt — — — 359 — Acquisition, transaction related and certain other financing costs — 287 — — — Normalized FFO adjustments attributable to noncontrolling interest — — — (140) — Normalized FFO attributable to common shareholders $ 9,450 $ 8,086 $ 7,945 $ 7,594 $ 7,916

# Calculation of FFO, Normalized FFO and CAD (Continued)

INDUSTRIAL LOGISTICS PROPERTIES TRUST

*(dollars and shares in thousands, except per share data)*

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 3/31/2024 | 12/31/2023 | 9/30/2023 | 6/30/2023 | 3/31/2023 |
| Normalized FFO attributable to common shareholders | $ 9,450 | $ 8,086 | $ 7,945 | $ 7,594 | $ 7,916 |
| Plus (minus): Non-cash interest expense | 13,859 | 12,883 | 12,884 | 12,861 | 12,853 |
| Non-cash revenues | (3,856) | (3,434) | (3,666) | (3,597) | (4,032) |
| General and administrative expense paid in common shares [1] | 339 | 311 | 476 | 567 | 387 |
| Recurring capital expenditures | (3,373) | (5,025) | (3,961) | (3,781) | (2,410) |
| Principal amortization | (4,466) | (4,425) | (4,385) | (5,168) | (5,530) |
| Share of Normalized FFO from unconsolidated joint venture | (1,459) | (1,367) | (1,446) | (1,502) | (1,468) |
| Distributions from unconsolidated joint venture | 990 | 990 | 990 | 990 | 990 |
| CAD adjustments attributable to noncontrolling interest | 444 | 929 | 1,668 | 1,839 | 1,476 |
| CAD attributable to common shareholders | $ 11,928 | $ 8,948 | $ 10,505 | $ 9,803 | $ 10,182 |
| | | | | | |
| Weighted average common shares outstanding (basic and diluted) | 65,556 | 65,551 | 65,488 | 65,369 | 65,309 |
| | | | | | |
| **Per Common Share Data (basic and diluted):** | | | | | |
| Net loss attributable to common shareholders | $ (0.36) | $ (0.48) | $ (0.40) | $ (0.40) | $ (0.38) |
| FFO attributable to common shareholders | $ 0.14 | $ 0.12 | $ 0.12 | $ 0.11 | $ 0.12 |
| Normalized FFO attributable to common shareholders | $ 0.14 | $ 0.12 | $ 0.12 | $ 0.12 | $ 0.12 |
| CAD attributable to common shareholders | $ 0.18 | $ 0.14 | $ 0.16 | $ 0.15 | $ 0.16 |

(1) Amounts represent equity based compensation to ILPT's trustees and officers and certain other employees of RMR.

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Q1 2024 31

# Company Profile, Research Coverage and Governance Information

INDUSTRIAL LOGISTICS PROPERTIES TRUST

**The Company:**

ILPT is included in 117 market indices and comprises more than 1% of the following indices as of March 31, 2024: Invesco S&P SmallCap High Dividend Low Volatility ETF INAV Index (XSHDIV), Bloomberg US Micro Cap Real Estate Price Return Index (BMICR), Bloomberg Real Estate Investment Trust Small Cap Index (BBRESMLC), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV) and ML INDUSTRIAL REITS (MLDIIREI).

**Management:**

ILPT is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. As of March 31, 2024, RMR had over $41 billion in assets under management and the combined RMR managed companies had more than $5 billion of annual revenues, approximately 2,100 properties and over 20,000 employees. ILPT believes that being managed by RMR is a competitive advantage for ILPT because of RMR's depth of management and experience in the real estate industry. ILPT also believes RMR provides management services to it at a lower cost than it would have to pay for similar quality services if it were self managed.

**Board of Trustees**

**Bruce M. Gans**
*Lead Independent Trustee*

**Lisa Harris Jones**
*Independent Trustee*

**Matthew P. Jordan**
*Managing Trustee*

**Joseph L. Morea**
*Independent Trustee*

**Kevin C. Phelan**
*Independent Trustee*

**Adam D. Portnoy**
*Chair of the Board and Managing Trustee*

**June S. Youngs**
*Independent Trustee*

**Executive Officers**

**Yael Duffy**
*President and Chief Operating Officer*

**Tiffany R. Sy**
*Chief Financial Officer and Treasurer*

**Equity Research Coverage**

***B. Riley Securities, Inc.***
Bryan Maher
bmaher@brileyfin.com
(646) 885-5423

***BTIG***
Thomas Catherwood
tcatherwood@btig.com
(212) 738-6140

***JMP Securities***
Mitchell Germain
mgermain@jmpsecurities.com
(212) 906-3537

*ILPT is followed by the analysts listed on this page. Please note that any opinions, estimates or forecasts regarding ILPT's performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.*

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Q1 2024 32

33Q1 2024RETURN TO TABLE OF CONTENTS Unless otherwise noted, all data presented in this presentation excludes 18 properties, which are encumbered by $538.7 million of mortgage notes, owned by an unconsolidated joint venture in which ILPT owns a 22% equity interest. See page 25 for information regarding this joint venture and related mortgage notes. Non-GAAP Financial Measures: ILPT presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or the SEC, including FFO attributable to common shareholders, Normalized FFO attributable to common shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI, same property NOI, Cash Basis NOI and same property Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net loss or net loss attributable to common shareholders, as indicators of ILPT's operating performance or as measures of its liquidity. These measures should be considered in conjunction with net loss and net loss attributable to common shareholders as presented in ILPT's condensed consolidated statements of income (loss). ILPT considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net loss and net loss attributable to common shareholders. ILPT believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of its operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of ILPT's properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net loss in order to provide results that are more closely related to ILPT's property level results of operations. ILPT calculates NOI and Cash Basis NOI as shown on page 27 and same property NOI and same property Cash Basis NOI as shown on page 28. ILPT defines NOI as income from its rental of real estate less its property operating expenses. NOI excludes depreciation and amortization expense. ILPT defines Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. ILPT uses NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. ILPT calculates same property NOI and same property Cash Basis NOI in the same manner that it calculates the corresponding NOI and Cash Basis NOI amounts, except that ILPT only includes same properties in calculating same property NOI and same property Cash Basis NOI. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than ILPT does. FFO and Normalized FFO Attributable to Common Shareholders: ILPT calculates funds from operations, or FFO, attributable to common shareholders and normalized funds from operations, or Normalized FFO, attributable to common shareholders as shown on page 30. FFO attributable to common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is: (1) net loss attributable to common shareholders calculated in accordance with GAAP, excluding recovery or loss on impairment of real estate, any gain or loss on sale of real estate and equity in earnings of unconsolidated joint venture; (2) plus real estate depreciation and amortization of ILPT's properties and ILPT's proportionate share of FFO from unconsolidated joint venture properties; (3) minus FFO adjustments attributable to noncontrolling interest; and (4) certain other adjustments currently not applicable to ILPT. In calculating Normalized FFO attributable to common shareholders, ILPT adjusts for certain non-recurring items shown on page 30, including adjustments for such items related to the unconsolidated joint venture, if any. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by ILPT's Board of Trustees when determining the amount of distributions to its shareholders. Other factors include, but are not limited to, requirements to maintain ILPT's qualification for taxation as a REIT, limitations in the agreements governing its debt, the availability to ILPT of debt and equity capital, its distribution rate as a percentage of the trading price of ILPT's common shares, or dividend yield, ILPT's dividend yield compared to the dividend yields of other industrial REITs, ILPT's expectation of its future capital requirements and operating performance and its expected needs for and availability of cash to pay its obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than ILPT does. Non-GAAP Financial Measures and Certain Definitions

34Q1 2024RETURN TO TABLE OF CONTENTS Non-GAAP Financial Measures and Certain Definitions (Continued) Cash Available for Distribution: ILPT calculates cash available for distribution, or CAD, as shown on page 31. ILPT defines CAD as Normalized FFO minus ILPT's proportionate share of Normalized FFO from unconsolidated joint venture properties, plus operating cash flow distributions received from ILPT's unconsolidated joint venture, recurring real estate related capital expenditures, adjustments for other non-cash and nonrecurring items, certain amounts excluded from Normalized FFO but settled in cash, less CAD adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to ILPT. CAD is among the factors considered by ILPT's Board of Trustees when determining the amount of distributions to ILPT's shareholders. Other real estate companies and REITs may calculate CAD differently than ILPT does. EBITDA, EBITDAre and Adjusted EBITDAre: ILPT calculates earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 29. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, including ILPT's proportionate share of EBITDAre from unconsolidated joint venture properties, and excluding gains and losses on the sale of real estate, equity in losses or earnings of unconsolidated joint venture, recovery or loss on impairment of real estate, as well as certain other adjustments currently not applicable to ILPT. In calculating Adjusted EBITDAre, ILPT adjusts for the items shown on page 29. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than ILPT does. Pro-Rata Operating Information of Consolidated Joint Venture: ILPT believes this financial presentation of its joint venture information provides useful information to investors by providing additional insight into the financial performance of its consolidated joint venture, in which ILPT owns a 61% equity interest. This information may not accurately depict the impact of these investments in accordance with GAAP. Pro-rata information should not be considered in isolation or as a substitute for ILPT's condensed consolidated financial statements in accordance with GAAP. Certain Definitions: Annualized dividend yield - Annualized dividend yield is the annualized dividend paid during the applicable period divided by the closing price of ILPT's common shares at the end of the relevant period. Annualized rental revenues - Annualized rental revenues is the annualized contractual base rents from ILPT's tenants pursuant to its lease agreements as of the measurement date, including straight line rent adjustments and estimated recurring expense reimbursements to be paid to ILPT, and excluding lease value amortization. Building improvements - Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets. Development, redevelopment and other activities - Development, redevelopment and other activities generally include capital expenditures projects that (i) reposition a property or (ii) result in new sources of revenue. GAAP - GAAP refers to U.S. generally accepted accounting principles. Gross book value of real estate assets - Gross book value of real estate assets is real estate assets at cost, plus certain acquisition related costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any.

35Q1 2024RETURN TO TABLE OF CONTENTS ILPT Ownership - References to ILPT's percentage ownership of properties owned by its joint ventures reflect ILPT's ownership percentage of the joint venture. ILPT Wholly Owned Properties - ILPT Wholly Owned Properties is comprised of 316 properties that are wholly owned by ILPT, including 226 buildings, leasable land parcels and easements containing approximately 16.7 million rentable square feet that are primarily industrial lands located on the island of Oahu, HI, or the Hawaii Portfolio, and 90 properties containing approximately 22.1 million rentable square feet located in 34 other states, or the Mainland Portfolio. Information included in this presentation with respect to the Mainland Portfolio and the Hawaii Portfolio include certain allocations of interest expense on debts secured by properties in each portfolio and of general and administrative expense based upon gross asset value of properties in each portfolio. ILPT believes the information presented for these portfolios is useful to investors to provide insight into the financial performance of these portfolios. Leased square feet - Leased square feet is pursuant to existing leases as of March 31, 2024, and includes space being fitted out for occupancy, if any, and space which is leased but is not occupied. Leasing costs - Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. Leasing costs and concession commitments - Leasing costs and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Mountain JV - Mountain Industrial REIT LLC, or Mountain JV, owns 94 mainland properties containing approximately 21.0 million rentable square feet located in 27 states. ILPT owns a 61% equity interest in this joint venture. ILPT consolidates 100% of this joint venture in its financial statements in accordance with GAAP. Net debt - Net debt is the total outstanding principal of ILPT's debt less cash and cash equivalents and restricted cash and cash equivalents. Non-cash interest expense - Non-cash interest expense includes the amortization of debt discounts premiums, issuance costs and interest rate caps. n/m - Not meaningful. Percent change in GAAP rent - Percent change in GAAP rent is the percent change from prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. Same space represents the same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space). Rolling four quarter CAD - Represents CAD for the preceding twelve month period as of the respective quarter end date. Same property - For the three months ended March 31, 2024 and 2023, same property NOI and Cash Basis NOI are based on properties that ILPT owned as of March 31, 2024 and that it owned continuously since January 1, 2023, and exclude properties owned by an unconsolidated joint venture. SOFR - SOFR is the secured overnight financing rate. Square feet - Subject to modest adjustments when space is remeasured or reconfigured for new tenants or when land leases are converted to building leases. Tenant improvements - Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets - Total gross assets is total assets plus accumulated depreciation. Total market capitalization - Total market capitalization is total debt plus the market value of ILPT's common shares at the end of the applicable period. Non-GAAP Financial Measures and Certain Definitions (Continued)

36Q1 2024RETURN TO TABLE OF CONTENTS Warning Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: demand for ILPT's assets; ILPT's organic cash flow growth and portfolio stability; quality and retention of ILPT’s tenants; debt maturities; an implied assumption that ILPT and/or Mountain JV will exercise their options to extend the maturity date of their respective loans; and ILPT’s capital expenditure plans and commitments. Forward-looking statements reflect ILPT’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause ILPT’s actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause its actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: ILPT’s ability to reduce its leverage, generate cash flow and take advantage of mark-to-market leasing opportunities; whether ILPT's tenants will renew or extend their leases or whether ILPT will obtain replacement tenants on terms as favorable to it as the terms of its existing leases; ILPT's ability to successfully compete for tenancies, the likelihood that the rents it realizes will increase when ILPT renews or extends its leases, enters new leases, or its rents reset at ILPT’s properties in Hawaii; ILPT’s ability to cost-effectively raise and balance its use of debt or equity capital; ILPT’s ability to purchase cost effective interest rate caps; non-performance by the counterparties to its interest rate caps; ILPT’s ability to pay interest on and principal of its debt; ILPT’s ability to maintain sufficient liquidity; demand for industrial and logistics properties; ILPT’s ability and the ability of its tenants to operate under unfavorable market and commercial real estate industry conditions, due to high interest rates, prolonged high inflation, labor market challenges, supply chain disruptions, emerging technologies, volatility in the public equity and debt markets, pandemics, geopolitical instability and tensions, economic downturns or a possible recession or changes in real estate utilization; ILPT's ability to maintain high occupancy at its properties; ILPT's tenant and geographic concentrations; ILPT’s tenants’ ability and willingness to pay their rent obligations to ILPT; the credit qualities of ILPT’s tenants; changes in the security of cash flows from ILPT’s properties; potential defaults of its leases by its tenants; whether the industrial and logistics sector and the extent to which ILPT’s tenants’ businesses are critical to sustaining a resilient supply chain and that ILPT’s business will benefit as a result; ILPT’s ability to pay distributions to its shareholders and to increase or sustain the amount of such distributions; ILPT’s ability to sell properties at prices it targets; ILPT’s ability to complete sales without delay, or at all, at existing agreement terms; ILPT’s ability to prudently pursue, and successfully and profitably complete, expansion and renovation projects at its properties and to realize its expected returns on those projects; ILPT’s expected capital expenditures and leasing costs, as well as risks and uncertainties regarding the development, redevelopment or repositioning of ILPT’s properties, including as a result of prolonged high inflation, cost overruns, supply chain challenges, labor shortages, construction delays or inability to obtain necessary permits, ILPT’s ability to lease space at these properties at targeted returns and volatility in the commercial real estate markets; ILPT’s ability to sell additional equity interests in, or contribute additional properties to, its existing joint ventures, to enter into additional real estate joint ventures or to attract co-venturers and benefit from its existing joint ventures or any real estate joint ventures ILPT may enter into; ILPT's ability to acquire properties that realize its targeted returns; the ability of ILPT’s manager, RMR, to successfully manage it; changes in environmental laws or in their interpretations or enforcement as a result of climate change or otherwise, or ILPT’s incurring environmental remediation costs or other liabilities; competition within the commercial real estate industry, particularly for industrial and logistics properties in those markets in which ILPT’s properties are located; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; limitations imposed by and ILPT’s ability to satisfy complex rules to maintain its qualification for taxation as a REIT for U.S. federal income tax purposes; actual and potential conflicts of interest with ILPT’s related parties, including its managing trustees, RMR and others affiliated with them; acts of terrorism, outbreaks or continuation of pandemics or other public health safety events or conditions, war or other hostilities, supply chain disruptions, global climate change or other manmade or natural disasters beyond ILPT's control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in ILPT’s periodic filings. The information contained in ILPT’s filings with the SEC, including under the caption “Risk Factors” in ILPT’s periodic reports, or incorporated therein, identifies important factors that could cause differences from ILPT’s forward-looking statements in this presentation. ILPT’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon ILPT’s forward-looking statements. Except as required by law, ILPT does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.